Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended January 31, 2010

Accounting Method:	☒ Accrual Basis	☐ Cash Basis
THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?	X		(2)

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	2/25/2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	On January 25, 2010 the Chapter 11 Trustee opened a new account at Bank of America for interested bidders in the Servicing Portfolio to submit deposits.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:     1/1/2010     to     1/31/2010

CASH FLOW SUMMARY

	Current Month		Accumulated

1. Beginning Cash Balance	$23,937,065	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	2,021,163		20,039,049
Sale of Assets	—		3,029,432
Loans/advances	—		—
Other	20,000,000	(3)	21,848,472

Total Cash Receipts	$22,021,163		$44,916,953

3. Cash Disbursements
Operations	1,128,774		9,654,344
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	1,367,439		7,648,561
Other	—		1,000,000

Total Cash Disbursements	$2,496,213		$18,302,905

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	19,524,950		26,614,048

5. Ending Cash Balance (to Form 2-C)	$43,462,015	(4)	$43,462,015	(4)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$20,098,360	$—	$1,505	$20,096,855
xxxxxxx0805	J.P. Morgan	125,617	—	—	125,617
xxxxxxx1807	New Mexico Bank & Trust	5,515	—	—	5,515
xxxxxxx2954	New Mexico Bank & Trust	60,176	—	450	59,726
xxxxxxx2989	New Mexico Bank & Trust	33,868	—	—	33,868
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx2842	New Mexico Bank & Trust	3,039,185	—	—	3,039,185
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—
xxxxxxx0989	Bank of America	20,000,263	—	—	20,000,263

TOTAL		$43,463,970	$—	$1,955	$43,462,015	(4)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Deposits received from interested bidders in the Servicing Portfolio.
(4)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     1/1/2010     to     1/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
1/6/2010	7045	Southwest Copy Systems	Info Services	$1,622
1/12/2010	Wire	Protiviti Inc.	Professional services	186,270
1/12/2010	Wire	Tydings & Rosenberg LLP	Professional services	14,744
1/12/2010	Wire	Venable LLP	Professional services	284,497
1/12/2010	Wire	J.H. Cohn LLP	Professional services	119,443
1/13/2010	Wire	Quinn Emanuel	Professional services	209,442
1/13/2010	Wire	ADP Financial Services	Payroll - Direct deposits	85,812
1/14/2010	Wire	ADP Financial Services	Payroll taxes	57,586
1/15/2010	Wire	Cenlar	P&I Advance	8,517
1/15/2010	Wire	Cenlar	P&I Advance	367,116
1/15/2010	Wire	Cenlar	P&I Advance	345,230
1/20/2010	7046	U.S. Trustee	BK court fees	13,000
1/20/2010	7047	U.S. Trustee	BK court fees	325
1/21/2010	7049	KPMG LLP	Professional services	75,990
1/21/2010	7050	TMST Employee	Expense reimbursement	1,418
1/21/2010	7051	Thornburg Investment Management	Postage	49
1/21/2010	7052	Hotel Santa Fe	Contract Services	2,279
1/21/2010	7053	American Stock Transfer & Trust	Transfer fee	5,500
1/21/2010	7054	The Carlisle Group, Inc.	Info Services	7,500
1/21/2010	7055	Bravo Technical Resources	Contract Services	6,886
1/21/2010	7056	TMST Employee	Personal expense reimbursement	54
1/21/2010	7057	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	7,629
1/21/2010	7058	RR Donnelley	EDGAR Filings	2,892
1/21/2010	7059	Iron Mountain	Document Storage	435
1/21/2010	7060	NM Regulation Commission	Workers’ Compensation Fee	69
1/21/2010	Wire	Venable LLP	Professional services	31,922
1/21/2010	Wire	Protiviti Inc.	Professional services	21,843
1/21/2010	Wire	J.H. Cohn LLP	Professional services	32,901
1/21/2010	Wire	Tydings & Rosenberg LLP	Professional services	13,963
1/21/2010	Wire	Goldin Associates, LLC	Professional services	154,929
1/21/2010	Wire	Shapiro Sher Guinot & Sandler	Professional services	248,501
1/26/2010	Wire	Quinn Emanuel	Professional services	33,708
1/27/2010	Wire	ADP Financial Services	Payroll - Direct deposits	65,651
1/28/2010	Wire	ADP Financial Services	Payroll taxes	40,336

			Total Cash Disbursements	$2,448,061	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     1/1/2010     to     1/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
1/6/2010	Cenlar	Return P&I Advance	$2,947
1/6/2010	Cenlar	Investor Z43 P&I Remittance Dec 2009	268,052
1/6/2010	Cenlar	Investor P43 P&I Remittance Dec 2009	58,020
1/7/2010	Cenlar	Cenlar Subservicing Bill Dec 2009	438,950
1/12/2010	WilmerHale	Refund of Retainer Balance	508,009
1/19/2010	Cenlar	Return P&I Advance	712,346
1/20/2010	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Dec 2009	20,738
1/22/2010	Wells Fargo Bank	Credit Risk Advisor Fee	1,170
1/25/2010	Wells Fargo Bank	Reinvestment Income	265
1/25/2010	Wells Fargo Bank	Credit Risk Advisor Fee	500
1/26/2010	Deutsche Bank	Reinvestment Income	14
1/26/2010	Cenlar	Return P&I Advance	1,555
1/28/2010	Cenlar	Return P&I Advance	3,281

		Total Cash Receipts	$2,015,848	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     1/1/2010     to     1/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
1/6/2010	15457	FedEX	Shipping	$1,772
1/20/2010	15458	U.S. Trustee	BK court fees	1,625
1/20/2010	15459	U.S. Trustee	BK court fees	325
1/20/2010	15460	FedEX	Shipping	1,028
1/21/2010	15461	Aon Risk Services Inc. of NM	State License & Permit Bonds	5,625
1/21/2010	15462	MIDCON Data Services LLC	Document Storage	2,059
1/21/2010	15463	DB Trust Co Americas	Custody of Loan Files	275
1/21/2010	15464	The Bank of New York Mellon	Electronic Loan File Releases	9
1/21/2010	15465	Pepper Hamilton LLP	Professional services	35,000

			Total Cash Disbursements	$47,719	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     1/1/2010     to     1/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 1/1/2010 to 1/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
1/22/2010	Bank of America (Countrywide)	Credit Risk Advisor Fee	$676
1/25/2010	US Bank	Trust Wire	755
1/25/2010	Citibank	Corporate Trust Fed Wire	1,005

		Total Cash Receipts	$2,436	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     1/1/2010     to     1/31/2010

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
1/8/2010	ACH	ADP Financial Services	Payroll processing	$169
1/22/2010	ACH	ADP Financial Services	Payroll processing	195
1/29/2010	ACH	ADP Financial Services	Payroll W2 processing	69

			Total Cash Disbursements	$433	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     1/1/2010     to     1/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
1/31/2010	New Mexico Bank & Trust	Interest Paid	$1

		Total Cash Receipts	$1	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     1/1/2010     to     1/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
1/31/2010	New Mexico Bank & Trust	Interest	2,615

		Total Cash Receipts	$2,615	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     1/1/2010     to     1/31/2010

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
1/28/2010	Servicing Portfolio Bidder	Deposit	2,500,000
1/28/2010	Servicing Portfolio Bidder	Deposit	2,500,000
1/28/2010	Servicing Portfolio Bidder	Deposit	2,500,000
1/28/2010	Servicing Portfolio Bidder	Deposit	2,500,000
1/28/2010	Servicing Portfolio Bidder	Deposit	2,500,000
1/28/2010	Servicing Portfolio Bidder	Deposit	2,500,000
1/28/2010	Servicing Portfolio Bidder	Deposit	2,500,000
1/28/2010	Servicing Portfolio Bidder	Deposit	2,500,000
1/29/2010	Bank of America	Interest	263

		Total Cash Receipts	$20,000,263	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:     January 31, 2010

		Current Month	Petition Date (1)
	ASSETS
	Current Assets:
	Cash and Cash Equivalents (from Form 2-B)	$43,462,015	$16,848,967
	Accounts Receivable (from Form 2-E)	16,366,252	9,403,326
	Receivable from Officers, Employees, Affiliates (2)	—	—
	Inventory	—	—
Other Current Assets (List):	Prepaid expenses & retainers	2,518,759	4,807,453
	Accrued interest receivable	—	47,878

	Total Current Assets	62,347,026	31,107,624

	Fixed Assets:
	Land	—	—
	Building	—	—
	Equipment, Furniture and Fixtures	1,201,340	1,201,340

	Total Fixed Assets	1,201,340	1,201,340

	Less: Accumulated Depreciation	833,813	533,109

	Net Fixed Assets	367,527	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	74,800,369	87,104,385
	Investment in subsidiaries	24,173,707	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

	TOTAL ASSETS	$167,308,859	$350,217,080

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$469,784	$—
	Post-petition Accrued Professional Fees (from Form 2-E)	3,111,301	—
	Post-petition Taxes Payable (from Form 2-E)	—	—
	Post-petition Notes Payable	—	—
Other Post-petition Payable (List):	Contingent obligations (3)	2,932,138	—
	Bidder Deposits on Servicing Portfolio (4)	20,000,000

	Total Post Petition Liabilities	26,513,223	—

	Pre Petition Liabilities:
	Secured Debt	—	—
	Priority Debt	—	—
	Unsecured Debt	3,460,410,119	3,664,898,118

	Total Pre Petition Liabilities	3,460,410,119	3,664,898,118

	TOTAL LIABILITIES	3,486,923,342	3,664,898,118

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
	Retained Earnings - Prepetition (5)	(6,955,422,396)	(6,955,422,396)
	Retained Earnings - Post-petition (6)	(4,933,446)	—

	TOTAL OWNERS’ EQUITY	(3,319,614,483)	(3,314,681,037)

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$167,308,859	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded pending resolution with SAF.
(3)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(4)	Deposits from interested bidders on Servicing Portfolio to be returned at conclusion of bidding process.
(5)	Change in Prepetition Retained Earnings of ($610,900) is due to a prior period adjustment for April expenses.
(6)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

1/1/2010     January 1, 2010     to     January 31, 2010

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$14,127	$5,389,072
Mortgage servicing income	1,920,000	19,599,469

Net Operating Revenue	1,934,127	24,988,541

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	1,934,127	26,183,617

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	2,137,629	22,598,178
Rents and Leases	25,000	593,262
Depreciation, Depletion and Amortization	33,412	300,708
Other (list):	—	—
	—	—

Total Operating Expenses	2,196,041	24,387,538

Operating Income / (Loss)	(261,914)	1,796,079

Non-Operating Income / (Expenses)
Gains / (Losses) on Liquidation of Assets	—	—
Earnings from subsidiaries	269,968	2,928,960
Other Non-Operating Income (4)	—	607,975

Net Non-Operating Income / (Expenses)	269,968	3,536,935

Reorganization Expenses
Legal and Professional Fees	688,625	10,102,300
Other Reorganization Expense	25,072	164,160

Total Reorganization Expenses	713,697	10,266,460

Net Income / (Loss) Before Income Taxes	(705,643)	(4,933,446)

Federal and State Income Tax Expense / (Benefit) (5)	—	—

NET INCOME / (LOSS)	$(705,643)	$(4,933,446)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $8.7 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $4.2 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. The estimated potential tax liability that could be incurred due to the method of accounting change is $7.3 million. However, given the large 2009 operating losses for TMST, Inc., it is reasonably possible that the potential tax liability will not be incurred. As such, the Company did not record it in the comparative balance sheet nor recognize it in the profit and loss statement.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     January 31, 2010     to     January 31, 2010

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld
Federal	$—	$29,093	$29,093	1/14/2010	Wire	$—
		20,321	20,321	1/28/2010	Wire	—

State	—	5,494	5,494	1/14/2010	Wire	—
		3,919	3,919	1/28/2010	Wire	—

FICA Tax Withheld	—	9,974	9,974	1/14/2010	Wire	—
		7,446	7,446	1/28/2010	Wire	—

Employer’s FICA Tax	—	9,974	9,974	1/14/2010	Wire	—
		7,446	7,446	1/28/2010	Wire	—

Unemployment Tax
Federal	—	678	678	1/14/2010	Wire	—
		197	197	1/28/2010	Wire	—

State	—	2,373	2,373	1/14/2010	Wire	—
		1,007	1,007	1/28/2010	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$97,922	$97,922			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010

General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010

Property (Fire, Theft)	N/A

Vehicle	N/A

Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010

Directors & Officers (Excess)	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010

Directors & Officers (Primary)	U.S. Specialty Insurance Company	15,000,000	5/1/2010	5/1/2010

Trustee Surety Bond	Liberty Mutual Insurance Company	25,000,000	10/28/2010	10/28/2010

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     1/1/2010     to     1/31/2010

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable

Under 30 days	$3,681	(1)	$889,200	(2)
30 to 60 days	—		731,588
61 to 90 days	—		404,248
91 to 120 days	492,482		694,015
Over 120 days	194		862,035
Unavailable	11,921,435	(3)

Total Post Petition	12,417,792

Pre Petition Amounts	3,948,460	(3)

Total Accounts Receivable	16,366,252

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$16,366,252

	Total Post Petition Accounts Payable		$3,581,085

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Includes escrow and other non-P&I advances receivable from in excess of 3,300 mortgage holders. Aging information is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)

Debtor’s Counsel	$1,124,100	$—	$316,419		$258,768
Debtor’s Special Counsel (2)	310,304	—	—		449,718
Debtor’s Financial Advisor	250,000	—	208,113		174,692
Creditors’ Committee’s Counsel	100,000	137,135	271,857		810,246
Unsecured Creditors’ Financial Advisor	—	14,050	152,345		241,382
Chapter 11 Trustee (3)	—	75,000	—		225,000
Trustee’s Counsel	—	231,600	248,501		465,940
Trustee’s Financial Advisor	—	200,000	154,929		445,367
Claims Agent	—	20,000	—		40,188

Total	$1,784,404	$677,785	$1,352,164		$3,111,301

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel.
(3)	Chapter 11 Trustee fees are an estimate based on time spent performing the Trustee function at customary rates. The actual fees awarded are subject to Bankruptcy Court approval and may vary from the estimate.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     1/1/2010     to     1/31/2010

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount

N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:     January 31, 2010

QUARTERLY DISBURSEMENT CALCULATION

	TMST, Inc., et al.

1.	Disbursements made in calendar quarter
	January 2010	$2,496,213
	February 2010
	March 2010

	Quarterly Total	$2,496,213

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending January 31, 2010

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of January 31, 2010

Post Petition		Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)		8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)		8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)		9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co		10/15/2009	492,482	—	—	—	492,482	—	—
Cenlar, P&I Advance		1/15/2010	3,681	3,681	—	—	—	—	—
Borrower Escrow Advance Balance	(2)	Various	10,205,370	—	—	—	—	—	10,205,370
Borrower Corporate Advance Balance	(2)	Various	1,695,963	—	—	—	—	—	1,695,963
Borrower 3rd Party Advance Balance	(2)	Various	572	—	—	—	—	—	572
Borrower Inspection Fees	(2)	Various	19,530	—	—	—	—	—	19,530

Total Post Petition Accounts Receivable			$12,417,792	$3,681	$—	$—	$492,482	$194	$11,921,435

Pre Petition		Date	Amount
Adfitech		3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture		4/30/2009	6,888
Borrower Escrow Advance Balance	(2)	Various	3,384,632
Borrower Corporate Advance Balance	(2)	Various	529,687
Borrower 3rd Party Advance Balance	(2)	Various	14,067
Borrower Inspection Fees	(2)	Various	12,186

Total Pre Petition Accounts Receivable			$3,948,460

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of January 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
J.H. Cohn LLP	09/30/09	20,576	—	—	—	—	20,576
Protiviti, Inc.	09/30/09	108,672	—	—	—	—	108,672
Quinn Emanuel Urquhart Oliver & Hedges	09/30/09	47,287	—	—	—	—	47,287
Tydings & Rosenberg LLP	09/30/09	5,620	—	—	—	—	5,620
Venable LLP	09/30/09	143,955	—	—	—	—	143,955
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	29,657	—
Goldin Associates, LLC	10/31/09	6,505	—	—	—	6,505	—
J.H. Cohn LLP	10/31/09	173,613	—	—	—	173,613	—
Protiviti, Inc.	10/31/09	51,395	—	—	—	51,395	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/09	284,370	—	—	—	284,370	—
Tydings & Rosenberg LLP	10/31/09	8,472	—	—	—	8,472	—
Venable LLP	10/31/09	133,544	—	—	—	133,544	—
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	6,460	—
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	28,453	—	—
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	75,000	—	—
Goldin Associates, LLC	11/30/09	35,019	—	—	35,019	—	—
J.H. Cohn LLP	11/30/09	8,221	—	—	8,221	—	—
Protiviti, Inc.	11/30/09	5,456	—	—	5,456	—	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/09	178,459	—	—	178,459	—	—
Shapiro Sher Guinot & Sandler	11/30/09	57,752	—	—	57,752	—	—
Tydings & Rosenberg LLP	11/30/09	3,063	—	—	3,063	—	—
Venable LLP	11/30/09	7,800	—	—	7,800	—	—
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	5,024	—	—
Epiq Bankruptcy Solutions, LLC	12/11/09	188	—	188	—	—	—
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	1,875	—	—	—
Equibond, Inc	12/17/09	1,725	—	1,725	—	—	—
Pepper Hamilton LLP	12/30/09	36,021	—	36,021	—	—	—
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	75,000	—	—	—
Epiq Bankruptcy Solutions, LLC	12/31/09	20,000	—	20,000	—	—	—
Goldin Associates, LLC	12/31/09	203,843	—	203,843	—	—	—
J.H. Cohn LLP	12/31/09	24,922	—	24,922	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	116,007	—	116,007	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of January 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Shapiro Sher Guinot & Sandler	12/31/09	176,588	—	176,588	—	—	—
Tydings & Rosenberg LLP	12/31/09	29,834	—	29,834	—	—	—
Iron Mountain Information Management	12/31/09	535	—	535	—	—	—
Protiviti, Inc.	12/31/09	9,169	—	9,169	—	—	—
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	29,989	—	—	—
Venable LLP	12/31/09	5,893	—	5,893	—	—	—
Fed Ex	01/08/10	157	157	—	—	—	—
J and J Technical Services, Inc.	01/12/10	5,011	5,011	—	—	—	—
TMST Employee	01/12/10	594	594	—	—	—	—
TMST Employee	01/14/10	456	456	—	—	—	—
Fed Ex	01/15/10	594	594	—	—	—	—
KPMG LLP	01/15/10	49,802	49,802	—	—	—	—
KPMG LLP	01/15/10	4,428	4,428	—	—	—	—
Bravo Technical Resources	01/20/10	2,856	2,856	—	—	—	—
Fed Ex	01/22/10	703	703	—	—	—	—
TMST Employee	01/25/10	1,930	1,930	—	—	—	—
Bravo Technical Resources	01/27/10	13,513	13,513	—	—	—	—
AccessData	01/28/10	11,505	11,505	—	—	—	—
RR Donnelley Receivables, Inc	01/28/10	1,444	1,444	—	—	—	—
Fed Ex	01/29/10	563	563	—	—	—	—
Pepper Hamilton LLP	01/29/10	338	338	—	—	—	—
Pepper Hamilton LLP	01/29/10	34,000	34,000	—	—	—	—
Venable LLP	01/29/10	(32,425)	(32,425)	—	—	—	—
Cenlar	01/31/10	31,753	31,753	—	—	—	—
Thornburg Investment Management	01/31/10	10	10	—	—	—	—
TMST Employee	01/31/10	1,901	1,901	—	—	—	—
Goldin Associates, LLC	01/31/10	200,000	200,000	—	—	—	—
J.H. Cohn LLP	01/31/10	14,050	14,050	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	01/31/10	115,000	115,000	—	—	—	—
Shapiro Sher Guinot & Sandler	01/31/10	231,600	231,600	—	—	—	—
Tydings & Rosenberg LLP	01/31/10	22,135	22,135	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	01/31/10	20,000	20,000	—	—	—	—
Thornburg Mortgage Advisory Co	01/31/10	31,425	31,425	—	—	—	—
Payroll Accrual	01/31/10	50,857	50,857	—	—	—	—

Post Petition Accounts Payable		3,581,085	889,200	731,588	404,248	694,015	862,035

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.